EXHIBIT 23.2





                            CONSENT OF LEGAL COUNSEL


         We hereby consent to the use, in the Prospectus as outlined in Securities and Exchange Commission Form S-8, of our name as special tax counsel to General Communication, Inc. in the preparation of the Prospectus.


                                           HARRIS, MERICLE, WAKAYAMA & MASON
                                           A Professional Limited Liability
                                           Company


                                           /s/
Seattle, Washington


February 18, 1998






Registration Statement (S-8) Amendment No. 2
GCI Stock Option Plan
ASS00C46/0618.0729                 Page 35
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